Exhibit 99.1

November 14, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza 450
Fifth Street, N.W.
Washington, D.C.

RE: Alliance Bancorp of New England – Quarterly Report on Form 10–Q
       For the Quarterly Period ending September 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002 to accompany the above–captioned periodic report.

Very truly yours,
Alliance Bancorp of New England

By:  /s/  David H. Gonci
David H. Gonci
Senior Vice President/CFO